-------------------------------------
                         Annual Report November 30, 1998
                      -------------------------------------

                                   OPPENHEIMER

                                  Quest Global
                                Value Fund, Inc.


                                [GRAPHIC OMITTED]


                                     [LOGO]
                               OppenheimerFunds(R)
                             THE RIGHT WAY TO INVEST

Contents

 3 President's Letter

 4 An Interview
   with Your Fund's
   Managers

10 Fund Performance
----------------------------

15 Financial
   Statements

37 Report of
   Independent
   Accountants
----------------------------

38 Federal
   Income Tax
   Information

39 Officers and
   Directors

40 Information and
   Services

Report highlights
--------------------------------------------------------------------------------

o The Fund focuses on high-quality companies in global markets whose true business worth, in our opinion, is not reflected in their stock prices.

o The stock market correction has created opportunities to buy sound businesses at attractive prices.

o We have favored companies that demonstrate a commitment to creating shareholder value through productivity improvements and other measures.

Avg Annual Total Returns
For the 1-Year Period
Ended 11/30/98

Class A

Without         With
Sales Chg.(1)   Sales Chg.(2)
------------------------------
9.38%           3.09%
------------------------------

Class B

Without         With
Sales Chg.(1)   Sales Chg.(2)
------------------------------
8.89%           3.89%
------------------------------

Class C

Without         With
Sales Chg.(1)   Sales Chg.(2)
------------------------------
8.90%           7.90%
------------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because the stock market can be volatile, the Fund's performance may be subject to substantial short-term changes. For updates on the Fund's performance, please contact your financial advisor, call us at 1-800-525-7048 or visit our website, www.oppenheimerfunds.com. OppenheimerFunds, Inc. became the Fund's advisor on 11/22/95. The Fund's subadvisor is OpCap Advisors, which was the Fund's advisor prior to 11/22/95. The portfolio managers are employed by the Fund's subadvisor.

1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

2. Class A return includes the current 5.75% maximum initial sales charge. Class B return includes the applicable contingent deferred sales charge of 5%. Class C return includes the contingent deferred sales charge of 1%. Class A shares are subject to an annual 0.25% asset-based sales charge. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.


                   2 Oppenheimer Quest Global Value Fund, Inc.

Dear shareholder,
--------------------------------------------------------------------------------

[PHOTO]

Bridget A. Macaskill
President
Oppenheimer Quest
Global Value Fund, Inc.

In retrospect, 1998 has been an unsettling year for the financial markets. Around the world, stock and bond markets experienced considerable instability, with particular tumult being felt in Southeast Asia, Russia and Latin America. The U.S. stock market was not immune from the extreme volatility, as it climbed to record levels through July before correcting sharply in the third quarter and rebounding to new highs in the fourth quarter. In the bond market, yields on U.S. Treasury securities declined to record lows before rising modestly late in the year.

      Does the swift recovery of the U.S. stock market and the favorable economic environment for the bond market mean that domestic stocks and bonds will continue to prosper? We are optimistic over the long term, but we do expect that concerns about corporate earnings growth in a slow-growth economy will contribute to more stock market volatility in 1999. In the bond market, the Federal Reserve Board's decisions to reduce short-term interest rates should help create a positive climate for fixed income securities. While lower interest rates are generally good for bond prices, it will become more difficult for bond funds to maintain their dividends at current levels if yields decline further.

      As an Oppenheimer fund shareholder, you may wonder how this potential volatility will affect you. If you maintain a long-term perspective, as we do, short-term volatility over the coming months should have little bearing on your ability to achieve your future financial goals. That's why we continue to suggest that you adhere to your long-term investment plan. In fact, we are very encouraged that most of our shareholders stayed the course during last summer's stock market correction, avoiding the temptation of selling into a temporarily declining market.

      Finally, I would like to thank those shareholders who contacted us about our revised account statement. Response has been very positive, and we are pleased that many of you find the new format easier to read and more informative. If you have any questions about the new statement or any other matter, please don't hesitate to call us at 1-800-525-7048. In the meantime, thank you for choosing OppenheimerFunds, The Right Way to Invest.

Sincerely,


/s/ Bridget A. Macaskill

Bridget A. Macaskill
December 21, 1998


                   3 Oppenheimer Quest Global Value Fund, Inc.

An interview with your Fund's managers
--------------------------------------------------------------------------------

How did the Fund perform over the past 12 months?

The Fund's Class A shares provided an average annual return, without sales charges, of 9.38% for the 12-month period that ended November 30, 1998.1 The Fund's per formance reflects the difficulties of investing in extremely volatile global markets. The Fund benefited from its selection of European stocks, which did particularly well relative to broader market indexes. On the other hand, our holdings of U.S. stocks suffered during the summer cor rection, offsetting some of the gains in our European positions. Fortunately, many of our U.S. stocks rebounded during the market rally in October and November.

Why have the global stock markets been so volatile recently?

This past summer's stock market corrections in the United States, Europe and Latin America were largely a response to the spread of the global financial crisis that began in Asia in late 1997. When it became apparent during the third quarter of 1998 that the crisis had spread to Latin America and Russia, many investors shifted assets away from investments they perceived as risky.
Instead, they preferred the relatively safe haven of U.S. government bonds.

      This "flight to quality" contributed to a scarcity of capital in many markets when banks and other lenders became reluctant to extend credit to businesses. The resulting credit crunch led to a slowdown in the economies of countries that had been growing, especially nations in Latin America with high budget deficits. Large exporters in the United States and Europe experienced a reduction in overseas demand, and investors became concerned that these companies' earnings growth rates would slow. As a result, stock prices fell.


--------------------------------------------------------------------------------
"In continental Europe, many companies are restructuring to enhance their productivity..."

1. Includes changes in net asset value without deducting any sales charge. Such performance would have been lower if sales charges were taken into account.


                   4 Oppenheimer Quest Global Value Fund, Inc.

[PHOTO]

Portfolio Management
Team (l to r)
Richard J. Glasebrook, II
James Sheldon(2)

In October, the International Monetary Fund, the U.S. Federal Reserve Board and other nations' central banks took steps to stop the spreading financial crisis. Perhaps most significant, the Japanese government announced a plan to restructure its ailing banking system and stimulate its economy. With a possible end the financial crisis in sight, investors became more comfortable assuming the risks inherent in the global equity markets and many stocks began to rebound.

How did you manage the Fund in this environment?

We continued to employ a disciplined, value-oriented investment approach. We focus on the fundamentals of individual companies that we believe are priced inexpensively, not on broad economic trends. Nonetheless, our company-by-company analysis led us to opportunities concentrated in certain parts of the world.

      We found a number of attractively valued stocks in continental Europe, where many companies are restructuring to become more productive in the highly competitive marketplace formed by the advent of European Monetary Union (EMU). We also found good values in the United States, where many fundamentally sound stocks were punished during the flight to quality. On the other hand, we have found few opportunities in Japan, where persistent economic weakness is expected to constrain corporate earnings.

2. James Sheldon became a Portfolio Manager of the Fund on September 9, 1998.


                   5 Oppenheimer Quest Global Value Fund, Inc.

 An interview with your Fund's managers
--------------------------------------------------------------------------------

In what industries have you found the most attractive values?

Our company-by-company investment process led us to opportunities grouped within certain market sectors worldwide. We found compelling values in the financial services industry after the correction, when the stocks of banks, brokerage firms and insurance companies declined amid earnings concerns. In addition, we found attractive opportunities in other service businesses, including software companies benefiting from the corporate restructuring process and media companies engaged in the development of new digital television technology and programming.

      On the other hand, we found relatively few oppor tunities in the energy industry, where low oil prices have contributed to lower earnings. Similarly, because the stocks of retailers, restaurants and other consumer services companies appeared expensive relative to their revenue and profit expectations, we held few of these kinds of stocks in the portfolio.

What companies contributed most to the Fund's performance?

One of our strongest performers was a Finnish company that is the world leader in cellular telephone equipment. When we initially bought shares of this business several years ago, we expected worldwide demand for cellular telephone service to grow significantly. Demand has been stronger than we originally expected, and this company has led the industry in product development, technology advances and brand name awareness.


                   6 Oppenheimer Quest Global Value Fund, Inc.

Time Warner, Inc. was another major contributor to performance. This media conglomerate has made several major acquisitions and has restructured its cable business, improving overall profitability. As a result, after several years in which the stock languished, we have seen healthy increases in Time Warner's share price.

      In the United States, Freddie Mac has benefited from a housing boom created by low mortgage rates. Sales and refinancings of existing homes are at historical highs, and Freddie Mac's share of the mortgage market is among the highest in the country. As a result, Freddie Mac has enjoyed higher volumes, lower credit costs and higher earnings.

Have any companies been disappointments over the past year?

Boeing Co. in the United States was the single greatest disappointment. We owned the stock of competitor McDonnell Douglas Corp. when it was acquired by Boeing Co. two years ago, and we expected the combined companies to be able to increase production to meet rising demand for commercial aircraft. However, Boeing Co. has been unable to increase production rapidly enough to meet its production commitments. Boeing Co. recently replaced the management of its commercial aircraft business, and the new team has proposed a plan to solve its production problems.


                   7 Oppenheimer Quest Global Value Fund, Inc.

Avg Annual Total Returns
For the Periods Ended 12/31/98(3)

Class A
                   Since
1 year  5 year     Inception
----------------------------
5.85%   11.99%     10.25%
----------------------------

Class B
                   Since
1 year  5 year     Inception
----------------------------
6.70%   12.49%     12.49%
----------------------------

Class C
                   Since
1 year  5 year     Inception
----------------------------
10.71%  12.69%     12.56%
----------------------------

An interview with your Fund's managers
--------------------------------------------------------------------------------

Another disappointment was Citigroup, Inc., the company created by the merger of Travelers Group, Inc. and Citicorp, Inc. Citigroup, Inc. saw its stock price fall sharply in the second half of the year after providing good performance during the first half. The stock's weakness was primarily a result of Citibank's exposure to emerging markets in Asia and Latin America. The company's earnings were also hurt by its brokerage subsidiary's trading losses in Russia and hedge funds. We believe that these setbacks are temporary, and that the company should remain well positioned to grow globally.

What is your outlook for the future?

In our view, the immediate future of the global markets depends on the resolution of Japan's economic problems and the financial crisis in Latin America. We are encouraged by recent progress on both fronts, including the efforts of governments and central banks worldwide to stimulate global economic growth.

      Regardless of the state of the global markets, however, we expect to continue to find attractively priced stocks of individual companies with good prospects.

3. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 7/2/90. The Fund's maximum sales charge for Class A shares was lower prior to 11/24/95, so actual performance may have been higher. Class B returns include the applicable contingent deferred sales charge of 5% (1-year), 2% (5-year) and 1% (since inception on 9/1/93). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 9/1/93. Class A shares are subject to an annual 0.25% asset-based sales charge. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.

4. Portfolio is subject to change. Percentages are as of November 30, 1998, and are based on total market value of investments.


                   8 Oppenheimer Quest Global Value Fund, Inc.

Sector Weightings(4)

[PIE CHART OMITTED]

o Financial          36.2%

o Consumer
  Cyclicals          18.3

o Technology         12.4

o Industrial         10.3

o Basic Materials     8.5

o Consumer
  Non-Cyclicals       6.6

o Utilities           5.5

o Energy              2.2

We anticipate an increase in mergers and acquisitions among European and Japanese companies as both regions strive to achieve the productivity gains already realized in the United States. Accordingly, we are looking for com panies that are in a position to create shareholder value regardless of conditions in the global economy. In our view, this value-oriented approach is an important part of The Right Way to Invest.

-----------------------------------------------------------
Top 10 Country Holdings(4)
-----------------------------------------------------------
United States                                         53.0%
-----------------------------------------------------------
Germany                                                7.2
-----------------------------------------------------------
Japan                                                  6.3
-----------------------------------------------------------
France                                                 5.8
-----------------------------------------------------------
Sweden                                                 4.6
-----------------------------------------------------------
Great Britain                                          4.6
-----------------------------------------------------------
The Netherlands                                        3.0
-----------------------------------------------------------
Spain                                                  2.8
-----------------------------------------------------------
Brazil                                                 2.7
-----------------------------------------------------------
Switzerland                                            2.5
-----------------------------------------------------------

-----------------------------------------------------------
Top 10 Stock Holdings(4)
-----------------------------------------------------------
Freddie Mac                                            5.6%
-----------------------------------------------------------
Time Warner, Inc.                                      5.1
-----------------------------------------------------------
Boeing Co.                                             4.6
-----------------------------------------------------------
McDonald's Corp.                                       4.0
-----------------------------------------------------------
Wells Fargo Co.                                        4.0
-----------------------------------------------------------
Citigroup, Inc.                                        3.3
-----------------------------------------------------------
Du Pont (E.I.) De Nemours & Co.                        3.1
-----------------------------------------------------------
Sprint Corp.                                           2.5
-----------------------------------------------------------
Exel Ltd., Cl. A                                       2.2
-----------------------------------------------------------
UAL Corp.                                              1.9
-----------------------------------------------------------


                   9 Oppenheimer Quest Global Value Fund, Inc.

Fund performance
--------------------------------------------------------------------------------

How Has the Fund Performed? Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended November 30, 1998, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

      o Management's Discussion of Performance. During the fiscal year that ended November 30, 1998, Oppenheimer Quest Global Value Fund, Inc.'s performance reflected the difficulties of investing in extremely volatile global markets. The Fund's investment approach focuses on the fundamental prospects of individual companies that the Manager believes to be priced inexpensively, and not on broad economics. Nonetheless, this company-by-company analysis led to opportunities concentrated in certain parts of the world. In particular, the Fund benefited from its selection of European stocks, which did particularly well relative to broader market indexes. However, holdings of U.S. stocks suffered during the summer correction, offsetting some of the gains of the Fund's European positions. Later in the year, many of the U.S. stocks in the portfolio rebounded during October and November's market rally. The Fund also benefited from a relative lack of exposure to Japanese companies, as well as the virtual absence of Southeast Asian companies in the portfolio. The Fund's portfolio holdings, allocations and manage ment strategies are subject to change.


                  10 Oppenheimer Quest Global Value Fund, Inc.

      o Comparing the Fund's Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in Class A, Class B and Class C shares of the Fund held until November 30, 1998. In the case of Class A shares, performance is measured since the inception of the class on July 2, 1990. In the case of Class B and Class C shares, performance is measured from inception of those classes on September 1, 1993. The Fund's performance reflects the deduction of the 5.75% maximum initial sales charge on Class A shares and the applicable contingent deferred sales charge for Class B and Class C shares. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

      The Fund's performance is compared to the performance of the Morgan Stanley Capital International (MSCI) World Index, an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the United States. The Index is widely recognized as a measure of global stock market performance. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index com parisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                  11 Oppenheimer Quest Global Value Fund, Inc.

Fund performance
--------------------------------------------------------------------------------

Class A Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Quest Global Value Fund, Inc. (Class A) and
Morgan Stanley Capital International (MSCI) World Index

[The following table was represented as a mountain graph in the printed materials.]

                             Oppenheimer Quest Global                MSCI
        Date                 Value Fund, Inc. Class A            World Index
        ----                 ------------------------            -----------

      07/02/90                       9,425                          10,000
      11/30/90                       8,267                           8,807
      11/30/91                       8,905                           9,972
      11/30/92                       9,737                          10,117
      11/30/93                      11,656                          11,972
      11/30/94                      12,632                          13,131
      11/30/95                      15,128                          15,628
      11/30/96                      17,640                          18,635
      11/30/97                      20,504                          21,056
      11/30/98                      22,425                          25,364

Average Annual Total Return of Class AShares of the Fund at 11/30/98(1)
1 Year  3.09%         5 Year  12.64%        Life  10.08%

Class B Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Quest Global Value Fund, Inc. (Class B) and
Morgan Stanley Capital International (MSCI) World Index

[The following table was represented as a mountain graph in the printed materials.]

                              Oppenheimer Quest Global                MSCI
        Date                  Value Fund, Inc. Class B             World Index
        ----                  ------------------------             -----------

      09/01/93                       10,000                          10,000
      11/30/93                        9,833                           9,520
      11/30/94                       10,604                          10,442
      11/30/95                       12,631                          12,427
      11/30/96                       14,657                          14,818
      11/30/97                       16,945                          16,743
      11/30/98                       18,351                          20,169

Average Annual Total Return of Class BShares of the Fund at 11/30/98(2)
1 Year  3.89%         5 Year  13.17%        Life  12.27%


                  12 Oppenheimer Quest Global Value Fund, Inc.

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Quest Global Value Fund, Inc. (Class C) and
Morgan Stanley Capital International (MSCI) World Index

[The following table was represented as a mountain graph in the printed materials.]

                              Oppenheimer Quest Global                MSCI
        Date                  Value Fund, Inc. Class C             World Index
        ----                  ------------------------             -----------

      09/01/93                       10,000                          10,000
      11/30/93                        9,833                           9,520
      11/30/94                       10,596                          10,442
      11/30/95                       12,599                          12,427
      11/30/96                       14,620                          14,818
      11/30/97                       16,907                          16,743
      11/30/98                       18,411                          20,169

Average Annual Total Return of Class CShares of the Fund at 11/30/98(3)
1 Year  7.90%         5 Year  13.37%        Life  12.34%

The returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information for the MSCI World Index in the graphs begins on 6/29/90 for Class A and 8/31/93 for both Class B and Class C.
1. The inception of the Fund (Class A shares) was 7/2/90. The average annual total returns are shown net of the applicable 5.75% maximum initial sales charge.
2. Class B shares of the Fund were first publicly offered on 9/1/93. The average annual total returns are shown net of the applicable 5% (1-year), 2% (5-year) and 1% (since inception) contingent deferred sales charges. The ending account value in the graph is net of the applicable 1% contingent deferred sales charge.
3. Class C shares of the Fund were first publicly offered on 9/1/93. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period.

Past performance is not predictive of future performance. Graphs are not drawn to the same scale.


                  13 Oppenheimer Quest Global Value Fund, Inc.

Financials
--------------------------------------------------------------------------------


                  14 Oppenheimer Quest Global Value Fund, Inc.

--------------------------------------------------------------------------------
Statement of Investments  November 30, 1998
--------------------------------------------------------------------------------

                                                                               Market Value
                                                                   Shares      See Note 1
===========================================================================================
Common Stocks--95.6%
-------------------------------------------------------------------------------------------
Basic Materials--8.5%
-------------------------------------------------------------------------------------------
Chemicals--6.4%
Du Pont (E.I.) De Nemours & Co.                                    249,000    $  14,628,750
-------------------------------------------------------------------------------------------
Hoechst AG                                                         185,000        7,931,849
-------------------------------------------------------------------------------------------
Monsanto Co.                                                       128,600        5,827,187
-------------------------------------------------------------------------------------------
Solutia, Inc.                                                      100,000        2,237,500
                                                                              -------------
                                                                                 30,625,286

-------------------------------------------------------------------------------------------
Metals--0.0%
Toho Titanium Co.                                                   36,000          222,584
-------------------------------------------------------------------------------------------
Paper--2.1%
AssiDoman AB                                                       186,400        3,250,697
-------------------------------------------------------------------------------------------
Champion International Corp.                                       110,000        4,571,875
-------------------------------------------------------------------------------------------
Enso Oyj, R Shares                                                 227,000        2,008,746
                                                                              -------------
                                                                                  9,831,318

-------------------------------------------------------------------------------------------
Consumer Cyclicals--18.3%
-------------------------------------------------------------------------------------------
Autos & Housing--1.2%
Electrolux AB, Series B Free                                       230,000        3,502,610
-------------------------------------------------------------------------------------------
Honda Motor Co.                                                     56,000        2,013,667
-------------------------------------------------------------------------------------------
Unione Immobiliare SPA(1)                                          670,000          336,171
                                                                              -------------
                                                                                  5,852,448

-------------------------------------------------------------------------------------------
Leisure & Entertainment--12.8%
EMI Group plc                                                      740,000        4,421,629
-------------------------------------------------------------------------------------------
Imax Corp.(1)                                                       72,200        1,944,932
-------------------------------------------------------------------------------------------
McDonald's Corp.                                                   275,000       19,267,187
-------------------------------------------------------------------------------------------
Scandic Hotels AB(1)                                                66,400        2,315,947
-------------------------------------------------------------------------------------------
Time Warner, Inc.                                                  228,900       24,206,175
-------------------------------------------------------------------------------------------
UAL Corp.(1)                                                       140,000        8,916,250
                                                                              -------------
                                                                                 61,072,120

-------------------------------------------------------------------------------------------
Media--1.6%
Canal Plus                                                          16,900        3,889,470
-------------------------------------------------------------------------------------------
VNU-Verenigde Nederlandse Uitgeverbedrijven Verenigd Bezit          52,900        1,822,914
-------------------------------------------------------------------------------------------
Wolters Kluwer NV                                                   10,130        1,936,655
                                                                              -------------
                                                                                  7,649,039


                  15 Oppenheimer Quest Global Value Fund, Inc.

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                               Market Value
                                                                   Shares      See Note 1
-------------------------------------------------------------------------------------------
Retail: General--1.0%
Cia Tecidos Norte de Minas, Preference                           3,650,000    $     486,279
-------------------------------------------------------------------------------------------
Circle K Japan Co. Ltd.                                             43,900        1,792,857
-------------------------------------------------------------------------------------------
Yue Yuen Industrial Holdings Ltd.                                1,227,500        2,393,807
                                                                              -------------
                                                                                  4,672,943

-------------------------------------------------------------------------------------------
Retail: Specialty--1.7%
Aldeasa SA                                                          60,400        2,250,097
-------------------------------------------------------------------------------------------
Metro AG                                                            68,000        4,264,808
-------------------------------------------------------------------------------------------
Minolta Co. Ltd.                                                   270,000        1,546,371
                                                                              -------------
                                                                                  8,061,276

-------------------------------------------------------------------------------------------
Consumer Non-Cyclicals--6.5%
-------------------------------------------------------------------------------------------
Beverages--1.3%
Diageo plc                                                         460,000        5,189,654
-------------------------------------------------------------------------------------------
Mikuni Coca-Cola Bottling Ltd.                                      67,000        1,237,308
                                                                              -------------
                                                                                  6,426,962

-------------------------------------------------------------------------------------------
Food--0.7%
Groupe Danone                                                       11,500        3,361,507
-------------------------------------------------------------------------------------------
Healthcare/Drugs--3.0%
Astra AB Free, Series A                                            204,000        3,733,006
-------------------------------------------------------------------------------------------
Gedeon Richter Rt., GDR, Registered S Shares                        21,500          827,750
-------------------------------------------------------------------------------------------
Novartis AG                                                          2,250        4,236,454
-------------------------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd., ADR                           129,300        5,624,550
                                                                              -------------
                                                                                 14,421,760

-------------------------------------------------------------------------------------------
Healthcare/Supplies & Services--1.5%
Becton, Dickinson & Co.                                             40,000        1,700,000
-------------------------------------------------------------------------------------------
Gehe AG                                                             26,000        1,681,332
-------------------------------------------------------------------------------------------
Smith & Nephew plc(1)                                            1,382,902        3,811,974
                                                                              -------------
                                                                                  7,193,306

-------------------------------------------------------------------------------------------
Energy--2.2%
-------------------------------------------------------------------------------------------
Oil-Integrated--2.2%
Petroleo Brasileiro SA, ADR                                        195,000        2,776,527
-------------------------------------------------------------------------------------------
Repsol SA                                                           61,000        3,468,028
-------------------------------------------------------------------------------------------
Suncor Energy, Inc.                                                 57,361        1,741,383
-------------------------------------------------------------------------------------------
Total SA, B Shares                                                  19,500        2,420,761
                                                                              -------------
                                                                                 10,406,699


                  16 Oppenheimer Quest Global Value Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               Market Value
                                                                   Shares      See Note 1
-------------------------------------------------------------------------------------------
Financial--31.7%(3)
-------------------------------------------------------------------------------------------
Banks--11.4%
Argentaria SA                                                      221,000    $   5,160,966
-------------------------------------------------------------------------------------------
Banca del Gottardo, Cl. B                                            3,300        2,743,885
-------------------------------------------------------------------------------------------
Bank Austria AG                                                    104,395        5,414,580
-------------------------------------------------------------------------------------------
Banque Nationale de Paris                                           49,763        3,811,746
-------------------------------------------------------------------------------------------
Bayerische Hypo-Und Vereinsbank                                     44,400        3,998,701
-------------------------------------------------------------------------------------------
Credit Suisse Group                                                 29,000        5,001,818
-------------------------------------------------------------------------------------------
Empresa Nacional de Comercio Redito e Participacoes SA,
  Preference                                                     3,050,000            4,571
-------------------------------------------------------------------------------------------
Macquarie Bank Ltd.                                                182,000        1,685,079
-------------------------------------------------------------------------------------------
Skandinaviska Enskilda Banken Group                                480,000        5,452,871
-------------------------------------------------------------------------------------------
State Bank of India, GDR(1)                                        214,400        1,731,280
-------------------------------------------------------------------------------------------
Wells Fargo Co.                                                    530,000       19,080,000
                                                                              -------------
                                                                                 54,085,497

-------------------------------------------------------------------------------------------
Diversified Financial--12.7%
Aiful Corp.                                                         40,000        2,277,904
-------------------------------------------------------------------------------------------
Citigroup, Inc.                                                    318,000       15,959,625
-------------------------------------------------------------------------------------------
Freddie Mac                                                        444,000       26,862,000
-------------------------------------------------------------------------------------------
ING Groep NV                                                        92,262        5,298,857
-------------------------------------------------------------------------------------------
Orix Corp.                                                          23,000        1,644,728
-------------------------------------------------------------------------------------------
Shohkoh Fund & Co.                                                  11,150        3,682,801
-------------------------------------------------------------------------------------------
Takefuji Corp.                                                      70,000        4,783,598
                                                                              -------------
                                                                                 60,509,513

-------------------------------------------------------------------------------------------
Insurance--7.6%
ACE Ltd.                                                           173,500        5,552,000
-------------------------------------------------------------------------------------------
AMP Ltd.(1)                                                        175,650        2,273,384
-------------------------------------------------------------------------------------------
AXA SA                                                              44,800        5,798,204
-------------------------------------------------------------------------------------------
Exel Ltd., Cl. A                                                   140,000       10,517,500
-------------------------------------------------------------------------------------------
Istituto Nazionale delle Assicurazioni                           1,340,000        3,545,799
-------------------------------------------------------------------------------------------
Koelnische Rueckversicherungs AG                                     1,700        2,419,536
-------------------------------------------------------------------------------------------
Transamerica Corp.                                                  55,000        5,843,750
                                                                              -------------
                                                                                 35,950,173


                  17 Oppenheimer Quest Global Value Fund, Inc.

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                               Market Value
                                                                   Shares      See Note 1
-------------------------------------------------------------------------------------------
Industrial--10.3%
-------------------------------------------------------------------------------------------
Electrical Equipment--3.0%
Carbone-Lorraine SA                                                 70,550    $   3,664,774
-------------------------------------------------------------------------------------------
Siemens AG(1)                                                      122,330        8,676,450
-------------------------------------------------------------------------------------------
Unican Security Systems Ltd., Cl. B                                 81,000        1,746,645
                                                                              -------------
                                                                                 14,087,869

-------------------------------------------------------------------------------------------
Industrial Materials--1.2%
BPB plc(1)                                                         602,000        2,034,522
-------------------------------------------------------------------------------------------
Sho-Bond Corp.                                                     105,200        2,529,010
-------------------------------------------------------------------------------------------
Tarkett AG                                                          99,600        1,299,923
                                                                              -------------
                                                                                  5,863,455

-------------------------------------------------------------------------------------------
Manufacturing--6.1%
BTR plc                                                          2,269,919        4,645,945
-------------------------------------------------------------------------------------------
ITT Industries, Inc.                                               215,000        7,740,000
-------------------------------------------------------------------------------------------
Minnesota Mining & Manufacturing Co.                               106,000        8,513,125
-------------------------------------------------------------------------------------------
Sodick Co.(1)                                                      418,000        1,016,775
-------------------------------------------------------------------------------------------
Tenneco, Inc. (New)                                                159,900        5,696,437
-------------------------------------------------------------------------------------------
Unilever plc                                                       142,700        1,499,217
                                                                              -------------
                                                                                 29,111,499

-------------------------------------------------------------------------------------------
Technology--12.5%
-------------------------------------------------------------------------------------------
Aerospace/Defense--5.0%
Boeing Co.                                                         535,000       21,734,375
-------------------------------------------------------------------------------------------
Embraer-Empresa Brasileira de Aeronautica SA, Preference       167,900,000        1,957,272
                                                                              -------------
                                                                                 23,691,647

-------------------------------------------------------------------------------------------
Computer Hardware--0.5%
Canon, Inc.                                                         94,000        2,080,052
-------------------------------------------------------------------------------------------
Viglen Technology plc                                              520,000          201,703
                                                                              -------------
                                                                                  2,281,755

-------------------------------------------------------------------------------------------
Computer Software/Services--1.9%
Computer Associates International, Inc.                            106,000        4,690,500
-------------------------------------------------------------------------------------------
SAP AG                                                               9,000        4,145,751
                                                                              -------------
                                                                                  8,836,251


                  18 Oppenheimer Quest Global Value Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                               Market Value
                                                                   Shares      See Note 1
-------------------------------------------------------------------------------------------
Electronics--4.3%
Intel Corp.                                                         50,000    $   5,381,250
-------------------------------------------------------------------------------------------
Kyocera Corp.                                                       22,500        1,063,496
-------------------------------------------------------------------------------------------
Nokia Oyj, Cl. K(1)                                                 47,625        4,677,503
-------------------------------------------------------------------------------------------
Rohm Co.                                                            18,900        1,599,088
-------------------------------------------------------------------------------------------
Royal Philips Electronics NV                                        81,600        5,178,700
-------------------------------------------------------------------------------------------
Sony Corp.                                                          34,000        2,492,189
                                                                              -------------
                                                                                 20,392,226

-------------------------------------------------------------------------------------------
Telecommunications/Technology--0.8%
Ericsson LM, B Shares                                              136,000        3,774,762
-------------------------------------------------------------------------------------------
Utilities--5.6%
-------------------------------------------------------------------------------------------
Electric Utilities--1.7%
Cia Energetica de Minas Gerais                                  10,945,050          168,602
-------------------------------------------------------------------------------------------
Eletropaulo Metropolitana SA(1)                                 12,240,000          624,762
-------------------------------------------------------------------------------------------
Endesa SA                                                           90,000        2,355,087
-------------------------------------------------------------------------------------------
Vivendi (Ex-Generale des Eaux)                                      21,500        4,868,639
                                                                              -------------
                                                                                  8,017,090

-------------------------------------------------------------------------------------------
Telephone Utilities--3.9%
Embratel Participacoes SA, Sponsored ADR(1)                         61,000          976,000
-------------------------------------------------------------------------------------------
Sprint Corp.(1)                                                    161,000       11,712,750
-------------------------------------------------------------------------------------------
Tele Celular Sul Participacoes SA, Sponsored ADR(1)                  6,100          138,775
-------------------------------------------------------------------------------------------
Tele Centro Oeste Celular Participacoes SA, Sponsored ADR(1)        65,333          310,332
-------------------------------------------------------------------------------------------
Tele Centro Sul Participacoes SA, Sponsored ADR(1)                  12,200          696,162
-------------------------------------------------------------------------------------------
Tele Leste Celular Participacoes SA, Sponsored ADR(1)               12,020          502,586
-------------------------------------------------------------------------------------------
Tele Nordeste Celular Participacoes SA, Sponsored ADR(1)             3,050           79,872
-------------------------------------------------------------------------------------------
Tele Norte Celular Participacoes SA, Sponsored ADR(1)                1,220           49,944
-------------------------------------------------------------------------------------------
Tele Norte Leste Participacoes SA, Sponsored ADR(1)                 76,050        1,292,850
-------------------------------------------------------------------------------------------
Tele Sudeste Celular Participacoes SA, Sponsored ADR(1)             12,200          329,400
-------------------------------------------------------------------------------------------
Telecomunicacoes Brasileiras SA, Sponsored ADR                      61,000           10,484
-------------------------------------------------------------------------------------------
Telemig Celular Participacoes SA, Sponsored ADR(1)                   3,050           94,169
-------------------------------------------------------------------------------------------
Telesp Celular Participacoes SA, Sponsored ADR(1)                   24,400          640,500
-------------------------------------------------------------------------------------------
Telesp Participacoes SA, Sponsored ADR(1)                           61,000        1,631,750
                                                                              -------------
                                                                                 18,465,574
                                                                              -------------
Total Common Stocks (Cost $361,901,059)                                         454,864,559


                  19 Oppenheimer Quest Global Value Fund, Inc.

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                               Market Value
                                                                   Units       See Note 1
===========================================================================================
Rights, Warrants and Certificates--0.0%
-------------------------------------------------------------------------------------------
Metro AG Rts., Exp. 12/98 (Cost $0)                                 68,000    $     145,774

                                                                   Face
                                                                   Amount
===========================================================================================
Short-Term Notes--4.7%(2)
-------------------------------------------------------------------------------------------
Deere & Co., 4.87%, 12/2/98                                  $  15,666,000       15,663,881
-------------------------------------------------------------------------------------------
Federal Home Loan Bank, 5%, 12/4/98                              6,600,000        6,597,250
                                                                              -------------
Total Short-Term Notes (Cost $22,261,131)                                        22,261,131

-------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $384,162,190)                      100.3%     477,271,464
-------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                 (0.3)      (1,544,356)
                                                             -------------    -------------
Net Assets                                                           100.0%   $ 475,727,108
                                                             =============    =============


                  20 Oppenheimer Quest Global Value Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Distribution of investments by country of issue, as a percentage of total investments at value, is as follows:

Country                                            Market Value          Percent
--------------------------------------------------------------------------------
United States                                      $252,899,369            53.0%
--------------------------------------------------------------------------------
Germany                                              34,564,125             7.2
--------------------------------------------------------------------------------
Japan                                                29,982,429             6.3
--------------------------------------------------------------------------------
France                                               27,815,100             5.8
--------------------------------------------------------------------------------
Sweden                                               22,029,893             4.6
--------------------------------------------------------------------------------
Great Britain                                        21,804,645             4.6
--------------------------------------------------------------------------------
The Netherlands                                      14,237,125             3.0
--------------------------------------------------------------------------------
Spain                                                13,234,177             2.8
--------------------------------------------------------------------------------
Brazil                                               12,770,837             2.7
--------------------------------------------------------------------------------
Switzerland                                          11,982,157             2.5
--------------------------------------------------------------------------------
Finland                                               6,686,248             1.4
--------------------------------------------------------------------------------
Israel                                                5,624,550             1.2
--------------------------------------------------------------------------------
Canada                                                5,432,959             1.1
--------------------------------------------------------------------------------
Austria                                               5,414,580             1.1
--------------------------------------------------------------------------------
Australia                                             3,958,463             0.8
--------------------------------------------------------------------------------
Italy                                                 3,881,970             0.8
--------------------------------------------------------------------------------
China                                                 2,393,807             0.5
--------------------------------------------------------------------------------
India                                                 1,731,280             0.4
--------------------------------------------------------------------------------
Hungary                                                 827,750             0.2
                                                   ------------           -----
Total                                              $477,271,464           100.0%
                                                   ============           =====

1. Non-income producing security.

2. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

3. The Fund may have elements of risk due to concentrated investments in specific industries. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions.

See accompanying Notes to Financial Statements.


                  21 Oppenheimer Quest Global Value Fund, Inc.

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities  November 30, 1998
--------------------------------------------------------------------------------

=====================================================================================
Assets
Investments, at value (cost $384,162,190)--see accompanying statement    $477,271,464
-------------------------------------------------------------------------------------
Cash--foreign currencies                                                      237,082
-------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                            2,085,664
Interest and dividends                                                        950,366
Shares of capital stock sold                                                  274,847
Other                                                                           3,285
                                                                        -------------
Total assets                                                              480,822,708

=====================================================================================
Liabilities
Bank overdraft                                                                521,254
-------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                       2,419,113
Shares of capital stock redeemed                                            1,759,383
Distribution and service plan fees                                            186,888
Transfer and shareholder servicing agent fees                                  49,288
Directors' fees--Note 1                                                        12,473
Other                                                                         147,201
                                                                        -------------
Total liabilities                                                           5,095,600

=====================================================================================
Net Assets                                                               $475,727,108
                                                                        =============
=====================================================================================
Composition of Net Assets
Par value of shares of capital stock                                         $247,821
-------------------------------------------------------------------------------------
Additional paid-in capital                                                356,273,411
-------------------------------------------------------------------------------------
Overdistributed net investment income                                        (849,705)
-------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions                                              26,932,046
-------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies                   93,123,535
                                                                        -------------
Net assets                                                               $475,727,108
                                                                        =============


                  22 Oppenheimer Quest Global Value Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$295,596,148 and 15,256,657 shares of capital stock outstanding)          $19.37
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                               $20.55

--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $129,070,503 and 6,822,099 shares of capital stock
outstanding)                                                              $18.92

--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $51,060,457 and 2,703,395 shares of capital stock
outstanding)                                                              $18.89

See accompanying Notes to Financial Statements.


                  23 Oppenheimer Quest Global Value Fund, Inc.

--------------------------------------------------------------------------------
 Statement of Operations  For the Year Ended November 30, 1998
--------------------------------------------------------------------------------

======================================================================================
Investment Income
Dividends (net of foreign withholding taxes of $289,360)                   $ 6,027,536
--------------------------------------------------------------------------------------
Interest                                                                     2,386,300
--------------------------------------------------------------------------------------
Security lending fees--Note 6                                                   86,771
                                                                          ------------
Total income                                                                 8,500,607

======================================================================================
Expenses
Management fees--Note 4                                                      3,400,966
--------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                      1,457,378
Class B                                                                      1,185,327
Class C                                                                        472,869
--------------------------------------------------------------------------------------
Administrative fees--Note 4                                                  1,143,238
--------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                          574,283
--------------------------------------------------------------------------------------
Custodian fees and expenses                                                    339,899
--------------------------------------------------------------------------------------
Shareholder reports                                                            129,148
--------------------------------------------------------------------------------------
Registration and filing fees:
Class A                                                                         53,654
Class B                                                                         26,702
Class C                                                                         10,855
--------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                     43,458
--------------------------------------------------------------------------------------
Directors' fees and expenses--Note 1                                            36,754
--------------------------------------------------------------------------------------
Other                                                                           31,966
                                                                          ------------
Total expenses                                                               8,906,497

======================================================================================
Net Investment Loss                                                           (405,890)

======================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                                 33,268,856
Foreign currency transactions                                               (5,958,394)
                                                                          ------------
Net realized gain                                                           27,310,462

--------------------------------------------------------------------------------------

Net change in unrealized appreciation or depreciation on:
Investments                                                                  2,739,344
Translation of assets and liabilities denominated in foreign currencies      7,170,037
                                                                          ------------
Net change                                                                   9,909,381
                                                                          ------------
Net realized and unrealized gain                                            37,219,843

======================================================================================
Net Increase in Net Assets Resulting from Operations                       $36,813,953
                                                                          ============

See accompanying Notes to Financial Statements.


                  24 Oppenheimer Quest Global Value Fund, Inc.

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                  Year Ended November 30,
                                                                  1998             1997
===============================================================================================
Operations
Net investment income (loss)                                      $   (405,890)    $     79,629
-----------------------------------------------------------------------------------------------
Net realized gain                                                   27,310,462       16,527,219
-----------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                9,909,381       26,553,451
                                                                 -------------    -------------
Net increase in net assets resulting from operations                36,813,953       43,160,299

===============================================================================================
Dividends and Distributions to Shareholders
Dividends from net investment income:
Class A                                                               (373,535)         (67,908)
-----------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                            (10,969,004)      (6,430,679)
Class B                                                             (4,151,937)      (1,344,536)
Class C                                                             (1,648,947)        (546,226)

===============================================================================================
Capital Stock Transactions
Net increase in net assets resulting from
capital stock transactions--Note 2:
Class A                                                             14,728,260       49,561,888
Class B                                                             25,981,560       53,533,310
Class C                                                             10,484,959       20,211,931

===============================================================================================
Net Assets
Total increase                                                      70,865,309      158,078,079
-----------------------------------------------------------------------------------------------
Beginning of period                                                404,861,799      246,783,720
                                                                 -------------    -------------
End of period (including overdistributed net investment income
of $849,705 and $165,139, respectively)                           $475,727,108     $404,861,799
                                                                 =============    =============

See accompanying Notes to Financial Statements.


                  25 Oppenheimer Quest Global Value Fund, Inc.

--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

                                                       Class A
                                                       -----------------------------------------
                                                       Year Ended November 30,
                                                       1998            1997            1996
================================================================================================
Per Share Operating Data
Net asset value, beginning of period                     $18.50          $16.48          $15.49
------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                .03             .03             .03
Net realized and unrealized gain                           1.63            2.55            2.33
                                                         ------          ------          ------
Total income from investment operations                    1.66            2.58            2.36

------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                       (.03)           (.01)           (.13)
Distributions from net realized gain                       (.76)           (.55)          (1.24)
                                                         ------          ------          ------
Total dividends and distributions to shareholders          (.79)           (.56)          (1.37)
------------------------------------------------------------------------------------------------
Net asset value, end of period                           $19.37          $18.50          $16.48
                                                         ======          ======          ======
================================================================================================
Total Return, at Net Asset Value(3)                        9.38%          16.24%          16.60%

================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)               $295,596        $267,636        $192,000
------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $291,554        $233,020        $174,838
------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                               0.09%           0.17%           0.19%
Expenses                                                   1.76%           1.73%           1.88%
------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                 59.1%           32.0%           47.8%

1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.

2. Based on average shares outstanding for the period.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. During the period noted above, the former Advisor voluntarily waived a portion of its fees. If such waivers had not been in effect, the ratios of net investment income (loss) to average net assets and the ratios of expenses to average net assets for Class A would have been 0.04% and 1.93%, respectively, for the year ended November 30, 1994. The ratios of net investment income (loss) to average net assets and the ratios of expenses to average net assets would have been (0.45)% and 2.51%, respectively, for Class B and (0.59)% and 2.66%, respectively, for Class C, for the year ended November 30, 1994.


                  26 Oppenheimer Quest Global Value Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                                                Class B
                                                           --------------------------           --------------------------------
                                                                                                Year Ended  November 30,
                                                           1995(1)           1994               1998            1997
================================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                         $14.16            $13.54             $18.14          $16.25
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                    .11(2)            .01(2)            (.06)           (.04)
Net realized and unrealized gain                               2.45              1.10               1.60            2.48
                                                             ------            ------             ------          ------
Total income from investment operations                        2.56              1.11               1.54            2.44

--------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                             --                --                 --              --
Distributions from net realized gain                          (1.23)             (.49)              (.76)           (.55)
                                                             ------            ------             ------          ------
Total dividends and distributions to shareholders             (1.23)             (.49)              (.76)           (.55)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $15.49            $14.16             $18.92          $18.14
                                                             ======            ======             ======          ======
================================================================================================================================
Total Return, at Net Asset Value(3)                           19.75%             8.37%              8.89%          15.61%

================================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                   $161,693          $148,044           $129,071         $98,457
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                          $154,288          $148,461           $118,617         $67,317
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                                   0.77%             0.05%(4)          (0.41)%         (0.34)%
Expenses                                                       1.88%             1.92%(4)           2.27%           2.24%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                     76.0%             70.0%              59.1%           32.0%



                                                    ------------------------------------------

                                                    1996            1995(1)           1994
==============================================================================================
Per Share Operating Data
Net asset value, beginning of period                  $15.30          $14.07            $13.52
----------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                              --             .02(2)           (.06)(2)
Net realized and unrealized gain                        2.26            2.44              1.10
                                                      ------          ------            ------
Total income from investment operations                 2.26            2.46              1.04

----------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                    (.07)             --                --
Distributions from net realized gain                   (1.24)          (1.23)             (.49)
                                                      ------          ------            ------
Total dividends and distributions to shareholders      (1.31)          (1.23)             (.49)
----------------------------------------------------------------------------------------------
Net asset value, end of period                        $16.25          $15.30            $14.07
                                                      ======          ======            ======
==============================================================================================
Total Return, at Net Asset Value(3)                    16.03%          19.12%             7.84%

==============================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)             $38,634         $16,980           $10,268
----------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $27,351         $13,908            $5,982
----------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                           (0.03)%          0.16%            (0.44)%(4)
Expenses                                                2.41%           2.47%             2.50%(4)
----------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                              47.8%           76.0%             70.0%

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended November 30, 1998 were $315,627,939 and $249,636,450, respectively.


                  27 Oppenheimer Quest Global Value Fund, Inc.

--------------------------------------------------------------------------------
 Financial Highlights  (Continued)
--------------------------------------------------------------------------------

                                                  Class C
                                                  ---------------------------------------------------------------------
                                                  Year Ended November 30,
                                                  1998           1997           1996           1995(1)          1994
=======================================================================================================================
Per Share Operating Data
Net asset value, beginning of period               $18.11         $16.22         $15.26         $14.06           $13.52
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                         (.06)          (.03)          (.04)            --(2)          (.08)(2)
Net realized and unrealized gain                     1.60           2.47           2.29           2.43             1.11
                                                   ------         ------         ------         ------           ------
Total income from investment operations              1.54           2.44           2.25           2.43             1.03

-----------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                   --             --           (.05)            --               --
Distributions from net realized gain                 (.76)          (.55)         (1.24)         (1.23)            (.49)
                                                   ------         ------         ------         ------           ------
Total dividends and distributions
to shareholders                                      (.76)          (.55)         (1.29)         (1.23)            (.49)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $18.89         $18.11         $16.22         $15.26           $14.06
                                                   ======         ======         ======         ======           ======
=======================================================================================================================
Total Return, at Net Asset Value(3)                  8.90%         15.64%         16.04%         18.90%            7.77%

=======================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)          $51,060        $38,769        $16,149         $4,373           $2,415
-----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $47,322        $26,735        $10,152         $3,834           $1,150
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                        (0.41)%        (0.34)%        (0.07)%         0.03%           (0.59)%(4)
Expenses                                             2.27%          2.24%          2.43%          2.60%            2.66%(4)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                           59.1%          32.0%          47.8%          76.0%            70.0%

1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.

2. Based on average shares outstanding for the period.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. During the period noted above, the former Advisor voluntarily waived a portion of its fees. If such waivers had not been in effect, the ratios of net investment income (loss) to average net assets and the ratios of expenses to average net assets for Class A would have been 0.04% and 1.93%, respectively, for the year ended November 30, 1994. The ratios of net investment income (loss) to average net assets and the ratios of expenses to average net assets would have been (0.45)% and 2.51%, respectively, for Class B and (0.59)% and 2.66%, respectively, for Class C, for the year ended November 30, 1994.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended November 30, 1998 were $315,627,939 and $249,636,450, respectively.

See accompanying Notes to Financial Statements.


                  28 Oppenheimer Quest Global Value Fund, Inc.

--------------------------------------------------------------------------------
 Notes to Financial Statements
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies

Oppenheimer Quest Global Value Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation. The Fund seeks its investment objective through pursuit of a global investment strategy primarily involving equity securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.


                  29 Oppenheimer Quest Global Value Fund, Inc.

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies  (continued)

Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

               The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
Directors' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent directors. Benefits are based on years of service and fees paid to each director during the years of service. During the year ended November 30, 1998, a provision of $12,437 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $12,437 as of November 30, 1998.

--------------------------------------------------------------------------------
Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.


                  30 Oppenheimer Quest Global Value Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

               The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended November 30, 1998, amounts have been reclassified to reflect a decrease in overdistributed net investment income of $94,859. Accumulated net realized gain on investments was decreased by the same amount.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                  31 Oppenheimer Quest Global Value Fund, Inc.

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
2. Capital Stock

The Fund has authorized 100 million shares of $.01 par value capital stock. Transactions in shares of capital stock were as follows:

                             Year Ended November 30, 1998        Year Ended November 30, 1997
                             ----------------------------        ----------------------------
                             Shares          Amount              Shares          Amount
---------------------------------------------------------------------------------------------
Class A:
Sold                          4,910,696      $ 93,437,975         5,472,340      $ 97,919,431
Dividends and
distributions reinvested        626,544        10,983,313           402,738         6,322,991
Redeemed                     (4,750,300)      (89,693,028)       (3,053,828)      (54,680,534)
                             ----------      ------------        ----------      ------------
Net increase                    786,940      $ 14,728,260         2,821,250      $ 49,561,888
                             ==========      ============        ==========      ============
---------------------------------------------------------------------------------------------
Class B:
Sold                          2,090,654      $ 38,937,146         3,404,941      $ 59,914,611
Dividends and
distributions reinvested        227,806         3,918,313            80,637         1,247,453
Redeemed                       (923,753)      (16,873,899)         (435,710)       (7,628,754)
                             ----------      ------------        ----------      ------------
Net increase                  1,394,707      $ 25,981,560         3,049,868      $ 53,533,310
                             ==========      ============        ==========      ============
---------------------------------------------------------------------------------------------
Class C:
Sold                          1,153,408      $ 21,397,342         1,522,007      $ 26,737,430
Dividends and
distributions reinvested         88,697         1,522,922            31,126           480,587
Redeemed                       (679,309)      (12,435,305)         (407,992)       (7,006,086)
                             ----------      ------------        ----------      ------------
Net increase                    562,796      $ 10,484,959         1,145,141      $ 20,211,931
                             ==========      ============        ==========      ============

================================================================================
3. Unrealized Gains and Losses on Investments

As of November 30, 1998, net unrealized appreciation on investments of $93,109,274 was composed of gross appreciation of $112,245,867, and gross depreciation of $19,136,593.


                  32 Oppenheimer Quest Global Value Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $400 million of average annual net assets, 0.70% of the next $400 million and 0.65% of average annual net assets in excess of $800 million. The Fund's management fee for the year ended November 30, 1998 was 0.74% of average annual net assets for Class A, Class B and Class C shares.

               The Manager pays OpCap Advisors (the Sub-Advisor) based on the fee schedule set forth in the Prospectus. For the year ended November 30, 1998, the Manager paid $1,546,843 to the Sub-Advisor.

               The administration fees are payable monthly to the Manager and are computed on the Fund's average daily net assets at the annual rate of 0.25%.

               For the year ended November 30, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $771,228, of which $219,844 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by affiliated broker/dealers. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class A, Class B and Class C shares totaled $117,276, $1,297,914 and $167,136, respectively. Amounts paid to an affiliated broker/dealer for Class B and Class C shares were $93,502 and $3,366, respectively. During the year ended November 30, 1998, OFDI received contingent deferred sales charges of $216,314 and $16,670, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

               OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. The Fund pays OFS an annual maintenance fee for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. Effective May 1, 1998, the Board of Directors approved an increase in the annual maintenance fee from $14.85 to $18.00 for each shareholder account. During the year ended November 30, 1998, the Fund paid OFS $538,536.


                  33 Oppenheimer Quest Global Value Fund, Inc.

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
4. Management Fees and Other Transactions with Affiliates  (continued)

The Fund has adopted a Distribution and Service Plan for Class A shares to compensate OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Under the Plan, the Fund pays an annual asset-based sales charge to OFDI of 0.25% per year on Class A shares. The Fund also pays a service fee to OFDI of 0.25% per year. Each fee is computed on the average annual net assets of Class A shares of the Fund, determined as of the close of each regular business day. OFDI uses all of the service fee and a portion of the asset-based sales charge to compensate brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. OFDI retains the balance of the asset-based sales charge to reimburse itself for its other expenditures under the Plan. During the year ended November 30, 1998, OFDI paid $38,384 to an affiliated broker/dealer as compensation for Class A personal service and maintenance expenses and retained $541,198 as compensation for Class A sales commissions and service fee advances, as well as financing costs.

               The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the year ended November 30, 1998, OFDI paid $5,096 and $2,743, respectively, to an affiliated broker/dealer as compensation for Class B and Class C personal service and maintenance expenses and retained $1,016,022 and $320,991, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of November 30, 1998, OFDI had incurred excess distribution and servicing costs of $2,920,010 for Class B and $501,543 for Class C.


                  34 Oppenheimer Quest Global Value Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
5. Forward Contracts

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

               The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

               Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

               Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Gains and losses on outstanding contracts (unrealized appreciation or depreciation on forward contracts) are reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

               Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

================================================================================
6. Securities Loaned

The Fund entered into a securities lending arrangement with the former custodian. Under the terms of the agreement, the Fund paid State Street Bank and Trust Company 35% of the net interest earned as a fee for administering the security lending program. The former custodian was authorized to loan securities on behalf of the Fund, against receipt of cash collateral at least equal in value to the value of the securities loaned. The collateral is invested by the custodian in money market instruments approved the Manager. As of November 30, 1998, there were no securities on loan.


                  35 Oppenheimer Quest Global Value Fund, Inc.

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
7. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

               The Fund had no borrowings outstanding during the year ended November 30, 1998.

================================================================================
8. Other Matters

Effective September 22, 1998, the Fund changed its custodian bank from State Street Bank and Trust Company to Citibank, N.A.


                  36 Oppenheimer Quest Global Value Fund, Inc.

--------------------------------------------------------------------------------
 Report of Independent Accountants
--------------------------------------------------------------------------------


================================================================================
To the Board of Directors and Shareholders of Oppenheimer Quest Global Value Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Oppenheimer Quest Global Value Fund, Inc. (the Fund) at November 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with custodians, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP

Denver, Colorado
December 21, 1998


                  37 Oppenheimer Quest Global Value Fund, Inc.

--------------------------------------------------------------------------------
 Federal Income Tax Information  (Unaudited)
--------------------------------------------------------------------------------


================================================================================
In early 1999 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1998. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

               Distributions of $0.7822, $0.7565 and $0.7565 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 17, 1997, of which, for each class of shares, $0.3020 was designated as a capital gain distribution in the "28% Rate Group" and $0.3589 was designated as a capital gain distribution in the "20% Rate Group" for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets.

               Dividends paid by the Fund during the fiscal year ended November 30, 1998, which are not designated as capital gain distributions, should be multiplied by 100% to arrive at the net amount eligible for the corporate dividend-received deduction.

               The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                  38 Oppenheimer Quest Global Value Fund, Inc.

--------------------------------------------------------------------------------
 Oppenheimer Quest Global Value Fund, Inc.
--------------------------------------------------------------------------------


================================================================================
Officers and            Bridget A. Macaskill, Chairman of the Board of Directors
Directors                 and President
                        Paul Y. Clinton, Director
                        Thomas W. Courtney, Director
                        Robert G. Galli, Director
                        Lacy B. Herrmann, Director
                        George Loft, Director
                        Robert C. Doll, Jr., Vice President
                        George C. Bowen, Treasurer
                        Robert J. Bishop, Assistant Treasurer
                        Scott T. Farrar, Assistant Treasurer
                        Andrew J. Donohue, Secretary
                        Robert G. Zack, Assistant Secretary
================================================================================
Investment Advisor      OppenheimerFunds, Inc.
and Administrator

================================================================================
Sub-Advisor             OpCap Advisors

================================================================================
Distributor             OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and            OppenheimerFunds Services
Shareholder
Servicing Agent

================================================================================
Custodian of            Citibank, N.A.
Portfolio
Securities

================================================================================
Independent             PricewaterhouseCoopers LLP
Accountants

================================================================================
Legal Counsel           Gordon Altman Butowsky Weitzen Shalov & Wein

                        This is a copy of a report to shareholders of Oppenheimer Quest Global Value Fund, Inc. This report must be preceded or accompanied by a Prospectus of Oppenheimer Quest Global Value Fund, Inc. For material information concerning the Fund, see the Prospectus.

                        Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.


                  39 Oppenheimer Quest Global Value Fund, Inc.

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                                                      [LOGO] OppenheimerFunds(R)
                                                               Distributor, Inc.

RA0254.001.1198  January 29, 1999